AXA PREMIER VIP TRUST

CLASS K SHARES

SUPPLEMENT DATED AUGUST 16, 2011 TO THE PROSPECTUS DATED AUGUST 16, 2011

This Supplement updates certain information contained in the Prospectus dated August 16, 2011 of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding a lawsuit filed against AXA Equitable Funds Management Group, LLC (“Manager”), the Trust’s investment manager and its parent, AXA Equitable Life Insurance Company (“AXA Equitable”).

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The following information is added to the section entitled “More Information About the Manager and the Sub-advisers” of the Prospectus:

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC. The lawsuit was filed derivatively on behalf of eight funds of the EQ Advisors Trust, a separate registered investment company managed by the Manager. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for alleged excessive fees paid to AXA Equitable and the Manager for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid.